Exhibit 99.1

MKS Instruments Provides Update on Pending Acquisition of Atotech

ANDOVER, Mass., April 1, 2022 – (GLOBE NEWSWIRE) – MKS Instruments, Inc. (NASDAQ: MKSI) (“MKS”), a global provider of technologies that enable advanced processes and improve productivity, today announced that it has agreed with Atotech Limited (NYSE: ATC) (“Atotech”) to extend the date for completing MKS’ previously announced and pending acquisition of Atotech to September 30, 2022 from March 31, 2022. The extension is intended to allow additional time for the regulatory approval from China’s State Administration for Market Regulation (“SAMR”). The parties recently withdrew and refiled their notice of acquisition with SAMR to allow SAMR more time to complete its review. The transaction has received approval from the 12 other global antitrust regulatory authorities for which approval is a condition to closing.

The extension of the agreement is supported by a financing commitment from J.P. Morgan and Barclays Bank PLC.

“We are encouraged by the progress we have made on the China regulatory review to date and we look forward to continuing to work with SAMR,” said John T.C. Lee, President and CEO of MKS. “We remain very excited about this transaction. By uniting our proprietary laser processing and Atotech’s chemistry technology expertise, we hope to enhance the breadth of our innovation capabilities and accelerate customer roadmaps in this era of miniaturization and complexity.”

Completion of the transaction, which is to be effected by means of a scheme of arrangement under the laws of the Bailiwick of Jersey, is also subject to obtaining the required sanction by the Royal Court of Jersey and the satisfaction of customary closing conditions.

As previously announced on July 1, 2021, MKS entered into a definitive agreement with Atotech (the “Implementation Agreement”) pursuant to which MKS will acquire Atotech for $16.20 in cash and 0.0552 of a share of MKS common stock for each Atotech common share. At the time of the announcement, the equity value of the transaction was approximately $5.1 billion and the enterprise value of the transaction was approximately $6.5 billion. The extension of the date for completing the acquisition did not change the consideration under the definitive agreement and the final value of the consideration will be determined at the time of the closing of the transaction. MKS intends to fund the cash portion of the transaction with a combination of available cash on hand and committed debt financing.

As previously announced by Atotech, on November 3, 2021 the transaction was approved by Atotech shareholders at a meeting convened pursuant to an order of the Royal Court of Jersey and a special resolution to implement the transaction was passed by Atotech shareholders at a general meeting.

Separately, MKS also provided an update on the impact of recent geopolitical events, confirming that its exposure to Ukraine and Russia is immaterial to operations and financial results, and is expected to be immaterial on a combined company basis as well.

About MKS Instruments

MKS Instruments, Inc. is a global provider of instruments, systems, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for our customers. Our products are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, electronic control technology, reactive gas generation and delivery, power generation and delivery, vacuum technology, temperature sensing, lasers, photonics, optics, precision motion control, vibration control and laser-based manufacturing systems solutions. We also provide services relating to the maintenance and repair of our products, installation services and training. Our primary served markets include semiconductor, industrial technologies, life and health sciences, and research and defense. Additional information can be found at www.mksinst.com.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding the pending transaction, the ability to close the transaction, the impact of geopolitical events in Russia and Ukraine on operations and any other statements about MKS management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to obtain the required regulatory approval of SAMR and meet other closing conditions required to complete the transaction; manufacturing and sourcing risks, including the impact and duration of supply chain disruptions, component shortages and price increases; the terms of MKS’ existing loan facilities; the terms and availability of financing for the transaction; the substantial indebtedness MKS expects to incur in connection with the transaction and the need to generate sufficient cash flows to service and repay such debt; MKS’ entry into Atotech’s chemicals technology business, in which MKS does not have experience and which may expose it to significant additional liabilities; the risk of litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the transaction materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the transaction that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the transaction, including the risk that the anticipated benefits from the transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow Atotech’s business; potential adverse reactions or changes to business relationships resulting from the pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of the companies MKS acquires; the impact of the COVID-19 pandemic; the ability of MKS to anticipate and meet customer demand; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management; and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission (the “SEC”). Additional risk factors may be identified from time to time in future filings with the SEC. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

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MKS Contacts:

Investor Relations:

David Ryzhik

Vice President, Investor Relations

Telephone: +1 (978) 557-5180

Email: david.ryzhik@mksinst.com

Press Relations:

Bill Casey

Senior Director, Marketing Communications

Telephone: +1 (630) 995-6384

Email: bill.casey@mksinst.com

Tom Davies / Jeremy Fielding

Kekst CNC

Emails: tom.davies@kekstcnc.com / jeremy.fielding@kekstcnc.com

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